                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

         The undersigned director and/or officer of ExpressJet Holdings, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Frederick S. Cromer, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-1 relating to the initial public offering of the Company's Class A common stock (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                                                  /s/ JAMES B. REAM
                                             ------------------------------
                                                        (Signature)

                                Printed Name:         James B. Ream
                                             ------------------------------



Dated and effective as of July 9, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of ExpressJet Holdings, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint
Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-1 relating to the initial public offering of the Company's Class A common stock (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                                              /s/ FREDERICK S. CROMER
                                             ---------------------------
                                                     (Signature)

                              Printed Name:       Frederick S. Cromer
                                             ---------------------------


Dated and effective as of July 9, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of ExpressJet Holdings, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Frederick S. Cromer, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-1 relating to the initial public offering of the Company's Class A common stock (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                                               /s/ GORDON M. BETHUNE
                                             ----------------------------
                                                     (Signature)

                                Printed Name:      Gordon M. Bethune
                                             ----------------------------


Dated and effective as of July 9, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of ExpressJet Holdings, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Frederick S. Cromer, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-1 relating to the initial public offering of the Company's Class A common stock (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                                               /s/ J. DAVID GRIZZLE
                                             ---------------------------
                                                      (Signature)

                                Printed Name:      J. David Grizzle
                                             ---------------------------


Dated and effective as of July 9, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of ExpressJet Holdings, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Frederick S. Cromer, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-1 relating to the initial public offering of the Company's Class A common stock (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                                               /s/ LAWRENCE W. KELLNER
                                              ---------------------------
                                                      (Signature)

                                Printed Name:      Lawrence W. Kellner
                                              ---------------------------


Dated and effective as of July 9, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of ExpressJet Holdings, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Frederick S. Cromer, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-1 relating to the initial public offering of the Company's Class A common stock (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                                                /s/ C.D. MCLEAN
                                             ---------------------------
                                                  (Signature)

                                Printed Name:       C. D. McLean
                                             ---------------------------



Dated and effective as of July 9, 2001

                                POWER OF ATTORNEY

         The undersigned director and/or officer of ExpressJet Holdings, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Frederick S. Cromer, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-1 relating to the initial public offering of the Company's Class A common stock (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                                                /s/ JEFFERY A. SMISEK
                                             ------------------------------
                                                      (Signature)

                                Printed Name:       Jeffery A. Smisek
                                             ------------------------------



Dated and effective as of July 9, 2001